XYNERGY CORPORATION
269 So. Beverly Drive, Suite 928
Beverly Hills, CA 90212
(310) 274-0086


Via Facsimile & U.S. Mail

May 2, 2002

Gil Ostrick
Oppenheim & Ostrick
4256 Overland Avenue
Culver City, CA 90230

Dear Gil:

As you know, we've retained another accountancy firm to conduct our audit for the period ending December 31, 2001. As required by SEC rules, we are filing the attached Form 8-K for notification.

We are therefore requesting that you write a letter to the Securities and Exchange Commission stating whether you agree or disagree with the statements made in Item 4 of the Form 8-K.

Please call me with any questions. Thank you for your anticipated cooperation in this matter.

Sincerely,

/s/

Raquel Zepeda
President

Enclosures